SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): August 9, 1999





                           GREEN STREET FINANCIAL CORP
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




     North Carolina                  0-27620             56-1951478
----------------------------      --------------        ------------------------
(State or other jurisdiction      (SEC File No.)        (IRS Employer
     of incorporation)                                  Identification
                                                            Number)




241 Green Street, Fayetteville, North Carolina             28301-5051
-----------------------------------------------            ---------------------
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:    (910) 483-3681
                                                       ---------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           GREEN STREET FINANCIAL CORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events

         A copy of a press release issued August 9, 1999 by the registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 2 -- Agreement and Plan of Merger, dated August 9, 1999, by and among NewSouth Bancorp, Inc., NewSouth Bank, and Washington Financial, Inc.; and Green Street Financial Corp and Home Federal Savings and Loan Association.

The following is a list briefly identifying the contents of all omitted schedules:

         2.1      Organization, Good Standing, Authority, Insurance, Etc.
         2.2      Capitalization
         2.3      Ownership of Subsidiaries
         2.4      Financial Statements and Reports
         2.7      No Broker's or Finder's Fees
         2.8      Litigation and Other Proceedings
         2.11     Authority
         2.12     Employment Arrangements
         2.13     Employee Benefits
         2.15     Property and Assets
         2.16     Agreements and Instruments
         2.18     Tax Matters
         2.19     Environmental Matters
         2.20     Loan Portfolio: Portfolio Management
         2.22     Derivatives Contracts
         2.23     Insurance
         Exhibit A
         Exhibit B
         Exhibit 5.2(a)
         Exhibit 5.3(a)
         Exhibit 7.1
         Exhibit 7.3
         Exhibit 8.9

The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.


Exhibit 99 -- Press Release dated August 9, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         GREEN STREET FINANCIAL CORP



Date: August 9, 1999                     By: /s/ H. D. Reaves, Jr.
                                             -----------------------------------
                                         H.D. Reaves, Jr.
                                         Chief Executive Officer
                                            and President